SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K/A

                              Amendment No. 1

              Current Report Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


Date of Report May 27, 1994                Commission file number 1-8459

                           New Plan Realty Trust
            (Exact name of registrant as specified in charter)

      Massachusetts                                     13-1995781

(State of Incorporation)               (IRS Employer Identification No.)

           1120 Avenue of the Americas, New York, New York 10036
                 (Address of principal executive offices)

                               (212) 869-3000
                      (Registrant's telephone number)


     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated April 7, 1994 as set forth in the pages attaches hereto:

Item 7.        Financial Statements and Exhibits.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NEW PLAN REALTY TRUST
                                             (Registrant)

                                   By:  /s/ Michael I Brown

                                        Michael I. Brown
                                        Chief Financial Officer, Controller
Dated: May 27, 1994

Item 7.   Financial Statements, Pro Forma Financial Statements and
          Exhibits.

          Included herewith are the following financial statements reflecting the acquisition of Victorian Square Shopping Center.

     1. Report of Eichler, Bergsman, Belonsky & Guz, Independent Certified Public Accountants, dated April 28, 1994.

     2. Certain properties acquired - Historical summary of revenues and certain operating expenses for the year ended June 30, 1993.

     3. New Plan Realty Trust and Subsidiaries - Estimates of net income and funds generated from certain properties acquired (unaudited), and related Notes.

     4. New Plan Realty Trust and Subsidiaries - Pro forma condensed financial statements (unaudited):

          (a) Pro forma condensed statements of income for the six months ended January 31, 1994 and the twelve months ended July 31, 1993.

          (b)  Pro forma condensed balance sheet as at January 31, 1994.

          (c)  Notes to pro forma condensed financial statements.

New Plan Realty Trust
1120 Avenue of the Americas
New York, New York 10036



                       INDEPENDENT AUDITOR'S REPORT


We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Victorian Square (the "Property") for the year ended June 30, 1993. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation, and general and administrative expenses for the period examined, and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


Eichler Bergsman Belonsky & Co.
April 28, 1994
New York, New York

                         CERTAIN PROPERTY ACQUIRED
           HISTORICAL SUMMARY OF REVENUES AND CERTAIN OPERATING
                 EXPENSES FOR THE YEAR ENDED JUNE 30, 1993



Rental Income                                                  $1,736,891

     Repairs and maintenance            $ 80,349
     Real estate taxes                   156,295
     Certain operating expenses           45,869               $  282,513

Excess of revenues over
  certain operating expenses                                   $1,454,378


NOTE:

The Historical Summary of Revenues and Certain Operating Expenses relate to the operations of Victorian Square (the "Property"), while under ownership previous to New Plan Realty Trust. Victorian Square is a shopping center.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Minimum future rentals for years ended June 30, under existing commercial operating leases at the shopping center being reported on are approximately as follows (in thousands):

     1994 -    $1,762                   1997 -        $1,463
     1995 -     1,790                   1998 -         1,390
     1996 -     1,675                   thereafter -  15,738

The above assumes that all leases which expire are not renewed, therefore neither renewal rentals nor rentals from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of percentage of reported tenants' sales volume, increases in Consumer Price Indices, common area maintenance charges and real estate tax reimbursements.

                 NEW PLAN REALTY TRUST AND SUBSIDIARIES
             INFORMATION PURSUANT TO RULE 3-14 REGULATION S-X

Part I    MANAGEMENT ASSESSMENT

     Management's assessment of the Property prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the property, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I and II environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTY ACQUIRED (UNAUDITED)

a. The following presents an estimate of net income and funds generated from the operation of the acquired Property for a twelve month period ended June 30, 1993 based on the Historical Summary of Revenues and Certain Operating Expenses for the Year Ended June 30, 1993. These estimated results do not purport to present expected results of operations for the Property in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of income:
________________________________________
Operating income before depreciation and
  mortgage interest expense                                  $1,455,000

Less:
Estimated depreciation                                          355,000


Estimated taxable operating income                            1,100,000(*)

Estimates of funds generated:
_________________________________________
Estimated taxable operating income                            1,100,000


Add:  Estimated depreciation                                    355,000


Estimate of funds generated                                  1,455,000(*)

(*) Estimates of operating income, net taxable income and funds generated do not include approximately 327,000 of annualized revenue increases that have occurred subsequent to June 30, 1993.

b. Estimated taxable income for New Plan Realty Trust (including the acquired Property) for the year ended July 31, 1993 is approximately the same as Pro Forma net income and Revised Pro Forma net income reported on the Pro Forma Condensed Statement of Income (Unaudited).



                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
         NOTES TO ESTIMATES OF NET INCOME AND FUNDS GENERATED FROM
                        A CERTAIN PROPERTY ACQUIRED
                                (UNAUDITED)



Basis of Presentation

     1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.
                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
                 PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                (UNAUDITED)

     The following unaudited pro forma condensed balance sheet at January 31, 1994 reflects the acquisition of Victorian Square Shopping Center as if the transaction had occurred on that date.

     The pro forma condensed statements of income for the year ended July 31, 1993 and the six months ended January 31, 1994 assume the acquisition of this property as if it had occurred as of August 1, 1992 and 1993, respectively. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of these properties.

     The unaudited pro forma condensed financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed statements of income may not be indicative of the results that would have actually occurred if the acquisitions had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed financial statements should be read in conjunction with New Plan Realty Trust's audited financial statements as of July 31, 1993 and for the year then ended (which are contained in the Trust's Form 10-K for the year ended July 31, 1993) and the unaudited financial statements as of January 31, 1994 and for the six months then ended (which are contained in the Trust's Form 10-Q for the period ended January 31, 1994) and the accompanying notes.

                                               NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                         PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                                                 SIX MONTHS ENDED JANUARY 31, 1994

                                                     HISTORICAL             PRO FORMA
                                 AS REPORTED         ACQUISITIONS           ADJUSTMENTS(2)             PRO FORMA
                                 ___________         ____________           ______________             _________
Rental Revenues                 $43,880,000         $  869,000              $ 164,000       (3)       $44,913,000
Interest And Dividends            2,886,000                                  (390,000)    (3,4)         2,496,000
                                 _____________________________________________________                 __________
                                 46,766,000            869,000               (226,000)                 47,409,000
Operating Expenses               14,967,000            142,000                                         15,109,000
Depreciation Expense              5,218,000                                   178,000     (3,5)         5,396,000
Mortgage Interest Expense           978,000                                                               978,000
                                 _____________________________________________________                 __________
                                 25,603,000            727,000               (404,000)                 25,926,000
Other Deductions                  1,589,000                                                             1,589,000
Other Income                        991,000                                                               991,000
                                 _____________________________________________________                 __________
Net Income                      $25,005,000            727,000              ($404,000)                 25,328,000
                                 =====================================================                 ==========

Net Income Per Share                   $.51                                                                  $.52
Average Shares Outstanding       49,070,000                                                            49,070,000

/TABLE

                                               NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                         PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                                                      YEAR ENDED JULY 31, 1993


                                                                                      PREVIOUSLY REPORTED
                                        HISTORICAL    PRO FORMA                   HISTORICAL       PRO FORMA     REVISED
                          AS REPORTED   ACQUISITIONS  ADJUSTMENTS(2)  PRO FORMA   ACQUISITIONS(6)  ADJUSTMENTS   PRO FORMA
                          __________________________________________  ____________________________________________________
RENTAL REVENUES           $65,308,000   $1,737,000    $327,000  (3)   $67,372,000   $11,466,000    $2,142,000   $80,980,000
INTEREST AND DIVIDENDS     11,001,000                (763,000)  (3,4)  10,238,000                 (3,813,000)     6,425,000
                           ___________________________________         ____________________________________________________
                           76,309,000    1,737,000   (436,000)         77,610,000    11,466,000   (1,671,000)    87,405,000
OPERATING EXPENSES         22,440,000      283,000                     22,723,000     4,094,000                  26,817,000
DEPRECIATION EXPENSE        7,574,000                  355,000  (3,5)   7,929,000                   1,773,000     9,702,000
MORTGAGE INTEREST EXPENSE   1,386,000                                   1,386,000                                 1,386,000
                           ___________________________________         ____________________________________________________
                           44,909,000    1,454,000   (791,000)         45,572,000     7,372,000   (3,444,000)    49,500,000
OTHER DEDUCTIONS            2,620,000                                   2,620,000                                 2,620,000
OTHER INCOME                  940,000                                     940,000                                   940,000
                           ___________________________________         ____________________________________________________
  NET INCOME              $43,229,000   $1,454,000  ($791,000)        $43,892,000    $7,372,000  ($3,444,000)   $47,820,000
                           ===================================         ====================================================
EARNINGS PER SHARE               $.89                                       $.90                                       $.98

AVERAGE SHARES
  OUTSTANDING              48,838,346                                  48,838,346                                48,838,346



SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
/TABLE

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
               PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                          AS OF JANUARY 31, 1994



                                       PRO FORMA
                      AS REPORTED      ADJUSTMENTS    PRO FORMA

ASSETS:

REAL ESTATE            $492,918,000    $17,740,000 (1)  $510,658,000
CASH, CASH EQUIVALENTS,
MKT SEC AND OTHER
INVESTMENTS              36,421,000    (17,740,000)(1)    18,681,000
 OTHER                   11,202,000                       11,202,000

TOTAL ASSETS           $540,541,000                     $540,541,000

LIABILITIES:

  MORTGAGES PAYABLE    $ 28,466,000                     $ 28,466,000
  OTHER LIABILITIES      10,935,000                       10,935,000
                         39,401,000                       39,401,000
SHAREHOLDERS' EQUITY    501,140,000                      501,140,000

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY   $540,541,000                     $540,541,000


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


1.  Represents the acquisition of the Property for cash.

2. Amounts as reported have been adjusted by historical results for the year ended June 30, 1993. These adjustments to the Pro Forma
    Condensed Statements of Income (Unaudited) have the effect of reflecting the results for the year ended July 31, 1993 and the six months ended January 31, 1994 as if the Property had been acquired as of August 1, 1992 and 1993 respectively.

3. Pro Forma Adjustments to the Pro Forma Condensed Statement of Income (Unaudited) for the year ended July 31, 1993 includes:

    a. A $327,000 increase in rental revenues to reflect transactions that occurred during or subsequent to the year ended June 30, 1993 and are not fully reflected in the historical acquisitions amounts.

    b. Adjustments to interest and dividends and depreciation expense to give effect to including the acquired properties as if they had been acquired on August 1, 1992. (See Notes 4 and 5.)

4. The reduction in interest and dividend income is due to the actual use of cash and cash equivalents to pay the purchase price of the acquisitions. The average rate of return for the year ended July 31, 1993 and the six months ended January 31, 1994 was 4.3% and 4.4% respectively.

5. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

6. Refer to Form 8-K dated February 10, 1994 for previously reported amounts.